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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in this registration statement on Form S-1 of Conexant Systems, Inc. of our report dated January 18, 2000 on the consolidated financial statements of Maker Communications, Inc. and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 9, 2000